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                                            [EXECUTION COPY]

      FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY
                         AND WAIVER

          FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY
AND WAIVER dated as of September 9, 1996 (the "First
Amendment") among HEALTH MANAGEMENT SYSTEMS, INC. (the
"Borrower"), ACCELERATED CLAIMS PROCESSING, INC. ("ACP"),
QUALITY MEDI-CAL ADJUDICATION, INCORPORATED ("QMA"), HEALTH
CARE MICROSYSTEMS, INC. ("HCM"), CDR ASSOCIATES INC.
("CDR"), and THE CHASE MANHATTAN BANK (the "Bank").

          PRELIMINARY STATEMENT. The Borrower, ACP, QMA, HCM, CDR and the Bank have entered into a Credit Agreement and Guaranty dated as of July 1, 1996 (the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

          The Borrower, ACP, QMA, HCM, CDR and the Bank have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The
Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

          (a) Section 9.05, Consolidated Interest Coverage, is amended in its entirety to read as follows:

               Section 9.05. Consolidation Interest
          Coverage.  The Borrower and its Consolidated
          Subsidiaries will, as of the last day of each fiscal quarter in each fiscal year, commencing with the fiscal quarter ended October 30, 1996, have a ratio of the following for each twelve (12) month period (taken together as a whole) ending on the end of each such fiscal quarter (1) Consolidated Earnings Before Interest, Taxes and Depreciation, to (2) Consolidated Interest Expense of not less than 5.0 to 1.

          SECTION 2. Waiver. The Borrower has advised the Bank that the Borrower was not in compliance with Section
9.05 "Consolidation Interest Coverage" for its third fiscal quarter ended July 31, 1996. Such noncompliance constitutes an Event of Default under the Credit Agreement which the Borrower has asked the Bank to waive.

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          The Bank waives the Borrower's compliance with
Section 9.05 "Consolidated Interest Coverage" for its third fiscal quarter ended July 31, 1996. The Bank, however, does not waive any noncompliance by the Borrower with respect to
Section 9.05 "Consolidated Interest Coverage" for any other period or any present or future noncompliance by the Borrower with respect to any other provision of the Credit Agreement.

          SECTION 3.  Condition of Effectiveness.  This
First Amendment shall become effective as of the date on which each of the following conditions have been fulfilled:

          (1)  First Amendment.  The Borrower, ACP, QMA,
HCM, CDR and the Bank shall each have executed and delivered this First Amendment;

          (2)  Consent of Guarantors.  Each of the
Guarantors must consent to this First Amendment and each Guarantor agrees that its execution of this First Amendment constitutes its consent to such First Amendment.

          (3)  Officer's Certificate.  The following
statements shall be true and the Bank shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this First Amendment:

          (a) The representations and warranties contained in each of the Loan Documents are correct on and as of the date hereof as though made on and as of such date; and

          (b) No Default or Event of Default has occurred and is continuing.

          (4) Legal Bills. Dewey Ballantine shall have been paid in full for all legal fees, costs and expenses in connection with the preparation of this First Amendment and any and all other documents delivered pursuant hereto or in connection herewith.

          (5)  Other Documents.  The Bank shall have
received such other approvals, opinions or documents as the Bank may reasonably request.

          SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the

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other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan
Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

          SECTION 4.  Costs, Expenses and Taxes.  The
Borrower agrees to reimburse the Bank on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of legal counsel for the
Bank) incurred by the Bank in connection with the preparation, reproduction, execution and delivery of this First Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this First Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

          SECTION 5.  Governing Law.  This First Amendment
shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6.  Headings.  Section headings in this
First Amendment are included herein for convenience of reference only and shall not constitute a part of this First
Amendment for any other purpose.

          SECTION 7. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing any such counterpart.

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         IN WITNESS WHEREOF, the parties hereto have caused
this First Amendment to be duly executed as of the day and year first above written.

                            HEALTH MANAGEMENT SYSTEMS, INC.

                            By
                               Name:
                               Title:

                            ACCELERATED CLAIMS PROCESSING,
                            INC.

                            By
                               Name:
                               Title:

                            QUALITY MEDI-CAL ADJUDICATION,
                            INCORPORATED

                            By
                               Name:
                               Title:

                            HEALTH CARE MICROSYSTEMS, INC.

                            By
                               Name:
                               Title:

                            CDR ASSOCIATES, INC.

                            By
                               Name:
                               Title:

                            THE CHASE MANHATTAN BANK

                            By
                               Name:
                               Title:

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